SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 3, 2003

MARKET CENTRAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22969	59-3562953

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1650A Gum Branch Road, Jacksonville, North Carolina	28540

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(910) 478-0097

N/A

(Former name or former address, if changed since last report)

This Form 8-K/A No. 1 amends the Current Report on Form 8-K of Market Central, Inc, filed with the Securities and Exchange Commission dated April 9, 2003, regarding the consummation of the acquisition of U.S. Convergion, Inc.

EX-99.1 HISTORICAL FINANCIAL STATEMENTS
EX-99.2 PRO FORMA COMBINED FINANCIAL STATEMENTS

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired:

     The following audited financial statements of U.S. Convergion, Inc. are filed with this report as Exhibit 99.1.

•	Balance Sheets as of December 31, 2002 and 2001;

•	Statements of Operations for the year ended December 31, 2002 and for the period from November 30, 2001 to December 31, 2001;

•	Statements of Changes in Stockholders’ Equity for the year ended December 31, 2002 and for the period from November 30, 2001 to December 31, 2001;

•	Statements of Cash Flows for the year ended December 31, 2002 and for the period from November 30, 2001 to December 31, 2001; and

•	Notes to Financial Statements

(b)	Pro Forma Financial Information:

     The following unaudited pro forma financial information of Market Central, Inc. is filed with this report as Exhibit 99.2:

•	Pro Forma Combined Condensed Balance Sheet as of February 28, 2003;

•	Pro Forma Combined Condensed Statements of Operations for the year ended August 31, 2002 and for the six months ended February 28, 2003; and

•	Notes to Pro Forma Condensed Consolidated Financial Information

(c)	Exhibits:

99.1	-	Historical Financial Statements for U.S. Convergion, Inc.

99.2	-	Pro Forma Condensed Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

MARKET CENTRAL, INC.

	By:	/s/ Clifford A. Clark

Clifford A. Clark Chief Financial Officer
Dated: June 27, 2003

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Historical Financial Statements for U.S. Convergion, Inc.

99.2	Pro Forma Condensed Consolidated Financial Information